Changes in organization	3 Months Ended
Jun. 30, 2018
Disclosure Of Significant Investments In Associates [Line Items]
Disclosure of changes in organization and disposals [text block]

Note 17 Changes in organization

Following the announcement by the China Securities Regulatory Commission that foreign investors will be permitted to increase their ownership percentages in China affiliates to a cap of 51%, and may be allowed to increase their ownership up to 100% in 2021, UBS submitted in May 2018 a preliminary application to increase the shareholding in its China affiliate, UBS Securities Co. Limited (UBSS), from 24.99% to 51%. The transaction is subject to completion of a share purchase from existing shareholders and regulatory approval. If UBS acquires majority ownership, UBS would consolidate its investment in UBSS under IFRS and would be required to remeasure its current 24.99% holding in UBSS at fair value, likely resulting in a loss.